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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 30, 2001 relating to the consolidated financial statements and financial statement schedules, which appears in the Annual Report on Form 10-K of Network Plus Corp. for the year ended December 31, 2000.

/s/ Pricewaterhouse Coopers LLP
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Boston, Massachusetts
May 4, 2001